DOMINI INSTITUTIONAL TRUST


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, David G. Danielson, Linda T. Gibson, Brian J. Hall, Thomas M. Lenz, Molly S. Mugler, Barbara M. O'Dette, Andres E. Saldana and Daniel E. Shea and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Institutional Trust on behalf of the Domini Institutional Social Equity Fund (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other juristiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of April, 1996.

                                                 /S/ AMY L. DOMINI
                                                 -------------------------------
                                                 AMY L. DOMINI

                           DOMINI INSTITUTIONAL TRUST


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, David G. Danielson, Linda T. Gibson, Brian J. Hall, Thomas M. Lenz, Molly S. Mugler, Barbara M. O'Dette, Andres E. Saldana and Daniel E. Shea and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Institutional Trust on behalf of the Domini Institutional Social Equity Fund (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other juristiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 1996.


                                                 /S/ ALLEN M. MAYES
                                                 -------------------------------
                                                 ALLEN M. MAYES

                           DOMINI INSTITUTIONAL TRUST


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, David G. Danielson, Linda T. Gibson, Brian J. Hall, Thomas M. Lenz, Molly S. Mugler, Barbara M. O'Dette, Andres E. Saldana and Daniel E. Shea and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Institutional Trust on behalf of the Domini Institutional Social Equity Fund (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other juristiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 1996.


                                                 /S/ TIMOTHY SMITH
                                                 -------------------------------
                                                 TIMOTHY SMITH

                           DOMINI INSTITUTIONAL TRUST


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, David G. Danielson, Linda T. Gibson, Brian J. Hall, Thomas M. Lenz, Molly S. Mugler, Barbara M. O'Dette, Andres E. Saldana and Daniel E. Shea and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Institutional Trust on behalf of the Domini Institutional Social Equity Fund (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other juristiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 1996.


                                                 /S/ FREDERICK C. WILLIAMSON,SR.
                                                 -------------------------------
                                                 FREDERICK C. WILLIAMSON, Sr.

                           DOMINI INSTITUTIONAL TRUST


         The undersigned hereby constitutes and appoints Philip W. Coolidge, David G. Danielson, Linda T. Gibson, Brian J. Hall, Thomas M. Lenz, Molly S. Mugler, Barbara M. O'Dette, Andres E. Saldana and Daniel E. Shea and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Institutional Trust on behalf of the Domini Institutional Social Equity Fund (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other juristiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 1996.


                                                 /S/ JOHN R. ELDER
                                                 -------------------------------
                                                 JOHN R. ELDER

                                  DOMINI INSTITUTIONAL TRUST


        The undersigned hereby constitutes and appoints Philip W. Coolidge, John
R. Elder, Linda T. Gibson, Molly S. Mugler, Roger P. Joseph, Mari A. Wilson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Institutional Trust on behalf of the Domini Institutional Social Equity Fund (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other juristiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ______ day of _______, 1997.



                                                   /s/ William Osborn
                                                   William Osborn

DSI308

                                  DOMINI INSTITUTIONAL TRUST


        The undersigned hereby constitutes and appoints Philip W. Coolidge, John
R. Elder, Linda T. Gibson, Molly S. Mugler, Roger P. Joseph, Mari A. Wilson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Institutional Trust on behalf of the Domini Institutional Social Equity Fund (the "Trust") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other juristiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 13 day of June, 1997.



                                                   /s/ Karen Paul
                                                   Karen Paul

DSI308

                                 DOMINI SOCIAL INDEX PORTFOLIO

         The undersigned hereby constitutes and appoints Peter D. Kinder, Steven
D. Lyndenberg, John R. Elder, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, Brian J. Hall, David G. Danielson and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Euqity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 8th day of April, 1996.



                                            /s/ Amy L. Domini
                                            Amy L. Domini

DSI166B

                                 DOMINI SOCIAL INDEX PORTFOLIO

         The undersigned hereby constitutes and appoints Peter D. Kinder, Steven
D. Lyndenberg, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, Brian J. Hall, David G. Danielson and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Euqity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 1996.



                                            /s/ John R. Elder
                                            John R. Elder

DSI166B

                                 DOMINI SOCIAL INDEX PORTFOLIO

         The undersigned hereby constitutes and appoints Peter D. Kinder, Steven
D. Lyndenberg, John R. Elder, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, Brian J. Hall, David G. Danielson and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Equity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 1996.



                                            /s/ Allen M. Mayes
                                            Allen M. Mayes

DSI166B

                                 DOMINI SOCIAL INDEX PORTFOLIO

         The undersigned hereby constitutes and appoints Peter D. Kinder, Steven
D. Lyndenberg, John R. Elder, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, Brian J. Hall, David G. Danielson and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Euqity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 1996.



                                            /s/ Timothy Smith
                                            Timothy Smith

DSI166B

                                 DOMINI SOCIAL INDEX PORTFOLIO

         The undersigned hereby constitutes and appoints Peter D. Kinder, Steven
D. Lyndenberg, John R. Elder, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, Brian J. Hall, David G. Danielson and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by Domini Social Euqity Fund, Domini Institutional Trust, DEVCAP Trust, and Green Century Funds (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and/or the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of April, 1996.



                                            /s/ Frederick S. Williamson, Sr.
                                            Frederick C. Williamson, Sr.


DSI166B

                                 DOMINI SOCIAL INDEX PORTFOLIO


         The undersigned hereby constitutes and appoints Philip W. Coolidge, John R. Elder, Linda T. Gibson, Molly S. Mugler, Roger P. Joseph, Mari A. Wilson and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statement on Form N-1A, and any and all amendments thereto, filed by Domini Social Index Portfolio Portfolio (the "Portfolio") with the Securities and Exchange Commission under the Investment Company Act of 1940 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Portfolio to comply with such Act, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other juristiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ______ day of _______, 1997.



                                                   /s/ William Osborn
                                                   William Osborn

DSI308